Proxy Voting Results

Fidelity High Income Fund

A special meeting of the fund's shareholders was held on May 16, 2001. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
1. To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.*
	# of Votes Cast	% of Votes Cast
Affirmative	3,706,738,995.33	92.152
Against	111,788,637.53	2.779
Abstain	203,887,886.98	5.069
TOTAL	4,022,415,519.84	100.000
PROPOSAL 2
2. To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes Cast	% of Votes Cast
Affirmative	3,623,237,560.14	90.076
Against	191,160,182.04	4.753
Abstain	208,017,777.66	5.171
TOTAL	4,022,415,519.84	100.000
PROPOSAL 3

3. To elect the fourteen nominees specified below as Trustees.*

	# of Votes Cast	% of Votes Cast
J. Michael Cook
Affirmative	3,902,875,632.86	97.028
Withheld	119,539,886.98	2.972
TOTAL	4,022,415,519.84	100.000
Ralph F. Cox
Affirmative	3,898,967,000.15	96.931
Withheld	123,448,519.69	3.069
TOTAL	4,022,415,519.84	100.000
Phyllis Burke Davis
Affirmative	3,898,566,273.64	96.921
Withheld	123,849,246.20	3.079
TOTAL	4,022,415,519.84	100.000
Robert M. Gates
Affirmative	3,901,704,510.77	96.999
Withheld	120,711,009.07	3.001
TOTAL	4,022,415,519.84	100.000
	# of Votes Cast	% of Votes Cast
Abigail P. Johnson
Affirmative	3,892,757,203.64	96.777
Withheld	129,658,316.20	3.223
TOTAL	4,022,415,519.84	100.000
Edward C. Johnson 3d
Affirmative	3,897,632,468.44	96.898
Withheld	124,783,051.40	3.102
TOTAL	4,022,415,519.84	100.000
Donald J. Kirk
Affirmative	3,900,784,513.76	96.976
Withheld	121,631,006.08	3.024
TOTAL	4,022,415,519.84	100.000
	# of Votes Cast	% of Votes Cast
Marie L. Knowles
Affirmative	3,905,969,168.92	97.105
Withheld	116,446,350.92	2.895
TOTAL	4,022,415,519.84	100.000
Ned C. Lautenbach
Affirmative	3,905,440,487.83	97.092
Withheld	116,975,032.01	2.908
TOTAL	4,022,415,519.84	100.000
Peter S. Lynch
Affirmative	3,907,348,014.23	97.139
Withheld	115,067,505.61	2.861
TOTAL	4,022,415,519.84	100.000
Marvin L. Mann
Affirmative	3,902,968,157.04	97.030
Withheld	119,447,362.80	2.970
TOTAL	4,022,415,519.84	100.000
	# of Votes Cast	% of Votes Cast
William O. McCoy
Affirmative	3,903,532,613.92	97.044
Withheld	118,882,905.92	2.956
TOTAL	4,022,415,519.84	100.000
Robert C. Pozen
Affirmative	3,904,591,456.71	97.071
Withheld	117,824,063.13	2.929
TOTAL	4,022,415,519.84	100.000
William S. Stavropoulos
Affirmative	3,899,263,159.43	96.938
Withheld	123,152,360.41	3.062
TOTAL	4,022,415,519.84	100.000
PROPOSAL 5
5. To amend the fund's fundamental investment limitation concerning underwriting.
	# of Votes Cast	% of Votes Cast
Affirmative	1,034,824,275.58	88.658
Against	65,990,742.81	5.654
Abstain	66,394,666.35	5.688
TOTAL	1,167,209,684.74	100.000
PROPOSAL 6
6. To amend the fund's fundamental investment limitation concerning lending.
	# of Votes Cast	% of Votes Cast
Affirmative	1,027,548,025.00	88.035
Against	72,073,182.66	6.174
Abstain	67,588,477.08	5.791
TOTAL	1,167,209,684.74	100.000

*Denotes trust-wide proposals and voting results.

Fidelity Investment Grade Bond Fund

A special meeting of the fund's shareholders was held on May 16, 2001. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.*
	# of Votes Cast	% of Votes Cast
Affirmative	3,706,738,995.33	92.152
Against	111,788,637.53	2.779
Abstain	203,887,886.98	5.069
TOTAL	4,022,415,519.84	100.000
PROPOSAL 2
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes Cast	% of Votes Cast
Affirmative	3,623,237,560.14	90.076
Against	191,160,182.04	4.753
Abstain	208,017,777.66	5.171
TOTAL	4,022,415,519.84	100.000
PROPOSAL 3
To elect the fourteen nominees specified below as Trustees.*
	# of Votes Cast	% of Votes Cast
J. Michael Cook
Affirmative	3,902,875,632.86	97.028
Withheld	119,539,886.98	2.972
TOTAL	4,022,415,519.84	100.000
Ralph F. Cox
Affirmative	3,898,967,000.15	96.931
Withheld	123,448,519.69	3.069
TOTAL	4,022,415,519.84	100.000
	# of Votes Cast	% of Votes Cast
Phyllis Burke Davis
Affirmative	3,898,566,273.64	96.921
Withheld	123,849,246.20	3.079
TOTAL	4,022,415,519.84	100.000
Robert M. Gates
Affirmative	3,901,704,510.77	96.999
Withheld	120,711,009.07	3.001
TOTAL	4,022,415,519.84	100.000
Abigail P. Johnson
Affirmative	3,892,757,203.64	96.777
Withheld	129,658,316.20	3.223
TOTAL	4,022,415,519.84	100.000
Edward C. Johnson 3d
Affirmative	3,897,632,468.44	96.898
Withheld	124,783,051.40	3.102
TOTAL	4,022,415,519.84	100.000
Donald J. Kirk
Affirmative	3,900,784,513.76	96.976
Withheld	121,631,006.08	3.024
TOTAL	4,022,415,519.84	100.000
Marie L. Knowles
Affirmative	3,905,969,168.92	97.105
Withheld	116,446,350.92	2.895
TOTAL	4,022,415,519.84	100.000
Ned C. Lautenbach
Affirmative	3,905,440,487.83	97.092
Withheld	116,975,032.01	2.908
TOTAL	4,022,415,519.84	100.000
Peter S. Lynch
Affirmative	3,907,348,014.23	97.139
Withheld	115,067,505.61	2.861
TOTAL	4,022,415,519.84	100.000
	# of Votes Cast	% of Votes Cast
Marvin L. Mann
Affirmative	3,902,968,157.04	97.030
Withheld	119,447,362.80	2.970
TOTAL	4,022,415,519.84	100.000
William O. McCoy
Affirmative	3,903,532,613.92	97.044
Withheld	118,882,905.92	2.956
TOTAL	4,022,415,519.84	100.000
Robert C. Pozen
Affirmative	3,904,591,456.71	97.071
Withheld	117,824,063.13	2.929
TOTAL	4,022,415,519.84	100.000
William S. Stavropoulos
Affirmative	3,899,263,159.43	96.938
Withheld	123,152,360.41	3.062
TOTAL	4,022,415,519.84	100.000
PROPOSAL 5
To amend the fund's fundamental investment limitation concerning underwriting.
	# of Votes Cast	% of Votes Cast
Affirmative	1,280,960,555.16	87.727
Against	77,111,675.19	5.281
Abstain	102,098,431.10	6.992
TOTAL	1,460,170,661.45	100.000
PROPOSAL 6
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes Cast	% of Votes Cast
Affirmative	1,270,507,436.52	87.011
Against	87,624,668.58	6.001
Abstain	102,038,556.35	6.988
TOTAL	1,460,170,661.45	100.000

*Denotes trust-wide proposals and voting results.

Fidelity Short-Term Bond Fund

A special meeting of the fund's shareholders was held on May 16, 2001. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.*
	# of Votes Cast	% of Votes Cast
Affirmative	3,706,738,995.33	92.152
Against	111,788,637.53	2.779
Abstain	203,887,886.98	5.069
TOTAL	4,022,415,519.84	100.000
PROPOSAL 2
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes Cast	% of Votes Cast
Affirmative	3,623,237,560.14	90.076
Against	191,160,182.04	4.753
Abstain	208,017,777.66	5.171
TOTAL	4,022,415,519.84	100.000
PROPOSAL 3
To elect the fourteen nominees specified below as Trustees.*
	# of Votes Cast	% of Votes Cast
J. Michael Cook
Affirmative	3,902,875,632.86	97.028
Withheld	119,539,886.98	2.972
TOTAL	4,022,415,519.84	100.000
Ralph F. Cox
Affirmative	3,898,967,000.15	96.931
Withheld	123,448,519.69	3.069
TOTAL	4,022,415,519.84	100.000
	# of Votes Cast	% of Votes Cast
Phyllis Burke Davis
Affirmative	3,898,566,273.64	96.921
Withheld	123,849,246.20	3.079
TOTAL	4,022,415,519.84	100.000
Robert M. Gates
Affirmative	3,901,704,510.77	96.999
Withheld	120,711,009.07	3.001
TOTAL	4,022,415,519.84	100.000
Abigail P. Johnson
Affirmative	3,892,757,203.64	96.777
Withheld	129,658,316.20	3.223
TOTAL	4,022,415,519.84	100.000
Edward C. Johnson 3d
Affirmative	3,897,632,468.44	96.898
Withheld	124,783,051.40	3.102
TOTAL	4,022,415,519.84	100.000
Donald J. Kirk
Affirmative	3,900,784,513.76	96.976
Withheld	121,631,006.08	3.024
TOTAL	4,022,415,519.84	100.000
Marie L. Knowles
Affirmative	3,905,969,168.92	97.105
Withheld	116,446,350.92	2.895
TOTAL	4,022,415,519.84	100.000
Ned C. Lautenbach
Affirmative	3,905,440,487.83	97.092
Withheld	116,975,032.01	2.908
TOTAL	4,022,415,519.84	100.000
Peter S. Lynch
Affirmative	3,907,348,014.23	97.139
Withheld	115,067,505.61	2.861
TOTAL	4,022,415,519.84	100.000
	# of Votes Cast	% of Votes Cast
Marvin L. Mann
Affirmative	3,902,968,157.04	97.030
Withheld	119,447,362.80	2.970
TOTAL	4,022,415,519.84	100.000
William O. McCoy
Affirmative	3,903,532,613.92	97.044
Withheld	118,882,905.92	2.956
TOTAL	4,022,415,519.84	100.000
Robert C. Pozen
Affirmative	3,904,591,456.71	97.071
Withheld	117,824,063.13	2.929
TOTAL	4,022,415,519.84	100.000
William S. Stavropoulos
Affirmative	3,899,263,159.43	96.938
Withheld	123,152,360.41	3.062
TOTAL	4,022,415,519.84	100.000
PROPOSAL 5
To amend the fund's fundamental investment limitation concerning underwriting.
	# of Votes Cast	% of Votes Cast
Affirmative	896,141,935.14	89.682
Against	45,639,652.48	4.568
Abstain	57,456,919.88	5.750
TOTAL	999,238,507.50	100.000
PROPOSAL 6
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes Cast	% of Votes Cast
Affirmative	884,743,118.85	88.542
Against	55,644,033.88	5.568
Abstain	58,851,354.77	5.890
TOTAL	999,238,507.50	100.000

*Denotes trust-wide proposals and voting results.

Spartan Government Income Fund

A special meeting of the fund's shareholders was held on May 16, 2001. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.*
	# of Votes Cast	% of Votes Cast
Affirmative	3,706,738,995.33	92.152
Against	111,788,637.53	2.779
Abstain	203,887,886.98	5.069
TOTAL	4,022,415,519.84	100.000
PROPOSAL 2
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes Cast	% of Votes Cast
Affirmative	3,623,237,560.14	90.076
Withheld	191,160,182.04	4.753
Abstain	208,017,777.66	5.171
TOTAL	4,022,415,519.84	100.000
PROPOSAL 3
To elect the fourteen nominees specified below as Trustees.*
# of Votes Cast	% of Votes Cast
J. Michael Cook
Affirmative	3,902,875,632.86	97.028
Withheld	119,539,886.98	2.972
TOTAL	4,022,415,519.84	100.000
Ralph F. Cox
Affirmative	3,898,967,000.15	96.931
Withheld	123,448,519.69	3.069
TOTAL	4,022,415,519.84	100.000
	# of Votes Cast	% of Votes Cast
Phyllis Burke Davis
Affirmative	3,898,566,273.64	96.921
Withheld	123,849,246.20	3.079
TOTAL	4,022,415,519.84	100.000
Robert M. Gates
Affirmative	3,901,704,510.77	96.999
Withheld	120,711,009.07	3.001
TOTAL	4,022,415,519.84	100.000
Abigail P. Johnson
Affirmative	3,892,757,203.64	96.777
Withheld	129,658,316.20	3.223
TOTAL	4,022,415,519.84	100.000
Edward C. Johnson 3d
Affirmative	3,897,632,468.44	96.898
Withheld	124,783,051.40	3.102
TOTAL	4,022,415,519.84	100.000
Donald J. Kirk
Affirmative	3,900,784,513.76	96.976
Withheld	121,631,006.08	3.024
TOTAL	4,022,415,519.84	100.000
Marie L. Knowles
Affirmative	3,905,969,168.92	97.105
Withheld	116,446,350.92	2.895
TOTAL	4,022,415,519.84	100.000
Ned C. Lautenbach
Affirmative	3,905,440,487.83	97.092
Withheld	116,975,032.01	2.908
TOTAL	4,022,415,519.84	100.000
Peter S. Lynch
Affirmative	3,907,348,014.23	97.139
Withheld	115,067,505.61	2.861
TOTAL	4,022,415,519.84	100.000
	# of Votes Cast	% of Votes Cast
Marvin L. Mann
Affirmative	3,902,968,157.04	97.030
Withheld	119,447,362.80	2.970
TOTAL	4,022,415,519.84	100.000
William O. McCoy
Affirmative	3,903,532,613.92	97.044
Withheld	118,882,905.92	2.956
TOTAL	4,022,415,519.84	100.000
Robert C. Pozen
Affirmative	3,904,591,456.71	97.071
Withheld	117,824,063.13	2.929
TOTAL	4,022,415,519.84	100.000
William S. Stavropoulos
Affirmative	3,899,263,159.43	96.938
Withheld	123,152,360.41	3.062
TOTAL	4,022,415,519.84	100.000
PROPOSAL 4
To approve an amended management contract for the fund that would decrease the management fee.
	# of Votes Cast	% of Votes Cast
Affirmative	382,221,058.59	96.570
Against	5,076,417.06	1.283
Abstain	8,499,190.50	2.147
TOTAL	395,796,666.15	100.000
PROPOSAL 5
To amend the fund's fundamental investment limitation concerning underwriting.
	# of Votes Cast	% of Votes Cast
Affirmative	360,850,467.46	91.171
Against	19,670,513.74	4.970
Abstain	15,275,684.95	3.859
TOTAL	395,796,666.15	100.000
PROPOSAL 6
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes Cast	% of Votes Cast
Affirmative	363,939,332.35	91.951
Against	18.702.033.35	4.725
Abstain	13,155,300.45	3.324
TOTAL	395,796,666.15	100.000

*Denotes trust-wide proposals and voting results.